STATEMENT OF ADDITIONAL INFORMATION


                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                            Salt Lake City, UT 84111



                 January 31, 2001, as supplemented October 9, 2001



WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in seven separate series or "Funds," which are publicly offered and are described herein: Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Global Technology Fund and Wasatch-Hoisington U.S. Treasury Fund.


This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 1 (800) 551-1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated January 31, 2001 and were supplemented October 9, 2001. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.


The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2000 of Wasatch Funds, Inc. (File No. 811-4920) as filed with the Securities and Exchange Commission on November 15, 2000.*

1.    Schedules of Investments as of September 30, 2000
2.    Statements of Assets and Liabilities as of September 30, 2000
3.    Statements of Operations for Year Ended September 30, 2000
4.    Statements of Changes in Net Assets for the Years Ended September 30,
           2000 and 1999
5.    Financial Highlights
6.    Notes to Financial Statements
7.    Report of Independent Public Accountants

* The Global Technology Fund commenced operations on December 18, 2000.

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1 (800) 551-1700 or by downloading it from Wasatch Funds' web site at www.wasatchfunds.com.
--------------------

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TABLE OF CONTENTS
-----------------


General Information and History.............................       3
Investment Objectives and Strategies........................       3
Strategies and Risks........................................       6
Description of Corporate Bond Ratings.......................      16
Fund Restrictions and Policies..............................      22
Management of the Company...................................      25
Control Persons and Principal Holders of Securities.........      27
Investment Advisory and Other Services......................      28
Brokerage Allocation and Other Practices....................      31
Capital Stock and Other Securities..........................      32
Purchase, Redemption and Pricing of Securities Being Offered      33
Tax Status..................................................      34
Calculation of Performance Data.............................      36


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GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota Corporation in January 1998. The Small Cap Growth Fund, Core Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997 and the Global Technology Fund on December 18, 2000.


INVESTMENT OBJECTIVES AND STRATEGIES

Wasatch Funds is an open-end management investment company currently offering seven separate Funds which are described herein. The Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Global Technology Fund and Ultra Growth Fund (individually an "Equity Fund" and collectively the "Equity Funds") are each non-diversified funds. The Wasatch-Hoisington U.S. Treasury Fund is a diversified fund.

While the Equity Funds are "non-diversified," which means that they are permitted to invest their assets in a more limited number of issuers than other investment companies, the Equity Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Equity Funds' assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Equity Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Equity Funds' assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Equity Funds may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).


WASATCH MICRO CAP FUND. The Micro Cap Fund's primary investment objective is
----------------------
long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $500 million at the time of initial purchase. Its strategy is to invest in the smallest companies that the Advisor believes possess superior growth potential, and are reasonably priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investment in micro cap stocks.


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WASATCH SMALL CAP GROWTH FUND. The Small Cap Growth Fund's primary investment
-----------------------------
objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies that the Advisor believes possess superior growth potential, and are rationally priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

WASATCH CORE GROWTH FUND. The Core Growth Fund's primary investment objective is
------------------------
long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of growing companies. Its strategy is to invest in core companies that the Advisor considers to be high quality, stable and well-established with the potential to grow steadily for long periods of time. The Fund will typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase. The Fund will strive to purchase stocks at prices the Advisor believes are reasonable relative to the Advisor's projection of a company's five year earnings growth rate. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; the ability to capitalize on favorable long term trends; experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Core Growth Fund is the most conservative Equity Fund offered by Wasatch Funds. The Advisor seeks to limit volatility by investing in companies that are believed to be stable and have the potential for consistent long term growth. Nevertheless, the Fund will experience volatility and is best suited for long term investors.

WASATCH SMALL CAP VALUE FUND. The Small Cap Value Fund's primary investment
----------------------------
objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies whose stocks the Advisor believes are temporarily undervalued but have significant potential for appreciation. Characteristics the Advisor looks for in value investments may include: low stock valuations in the form of a low price-to-earnings ratio; low market capitalization-to-revenue ratio; potential for improved earnings growth; competent top management with a substantial stake in the future of the company; history of profitable growth; products or services that may increase revenue growth or market share. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.

WASATCH ULTRA GROWTH FUND. The Ultra Growth Fund's primary investment objective
-------------------------
is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies the Advisor believes have the potential for high growth based on such measures as increasing sales and/or earnings, market leadership, expanding operating margins and benefiting from favorable trends. Its strategy is to focus on companies in what the Advisor considers to be the fastest growing sectors of the economy. The Fund will typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase. In attempting to achieve the Fund's primary investment objective, it may take larger positions in a few companies that the Advisor believes have outstanding investment potential. Characteristics the Advisor looks for in high growth companies may include:
the potential to increase earnings and/or sales at a rate that is significantly faster than the average large company; market leadership or the potential to become a market leader; proprietary products; sound financial controls; experienced top management with a substantial stake in the company's future; high return on capital; strong internal cash flow; and low use of debt. Due to its aggressive investment strategy, the Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in rapidly growing small and mid-size companies.

WASATCH GLOBAL TECHNOLOGY FUND. The Wasatch Global Technology Fund seeks long
------------------------------
term growth of capital. In pursuit of its objective, the Fund will invest at least 65% of the Fund's total assets primarily in the equity securities of technology companies based in at least three countries including the United States. The Advisor defines technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries. The Fund may invest in companies of any size. However, because technology is a rapidly changing sector, the Advisor expects a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

WASATCH-HOISINGTON U.S. TREASURY FUND. The U.S. Treasury Fund's investment
-------------------------------------
objective is to provide a real rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. In pursuit of its objective, the Fund will typically invest at least 90% of its total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can be invested in high quality money market instruments, cash equivalents and cash, which in the opinion of the Sub-Advisor present only minimal credit risks. The average maturity and effective duration of the Fund's portfolio will be adjusted based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of 30-year Treasury bonds relative to inflation. The Fund will typically invest in long term U.S. Treasury bonds (maturities longer than 20 years), including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund will typically invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates. Over the course of a business cycle, under normal market conditions, the effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years. The maturity of the Fund's holdings will range from less than a year to a maximum of 30 years. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility. The turnover rate of the Fund's portfolio will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.


STRATEGIES AND RISKS

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Each of the Funds' principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes investment strategies, and the associated risks, that may be used by the Funds, but are not principal strategies.

FOREIGN SECURITIES. The Micro Cap, Small Cap Growth, Core Growth, Small Cap Value and Ultra Growth Funds may invest up to 15% of their total assets at the time of purchase in foreign securities. The Global Technology Fund may invest in foreign securities without limitation. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

ADDITIONAL RISKS OF FOREIGN SECURITIES.

      FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and in particular emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary five day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

      CURRENCY RISK. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

      POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investment.

      REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

      FOREIGN TAX RISK. The Funds' income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those involved in domestic transactions.

      EMERGING COUNTRY AND EMERGING SECURITIES MARKETS. The Funds may invest in securities in emerging markets. Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN CURRENCY TRANSACTIONS. The Global Technology Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Global Technology Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Global Technology Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Global Technology Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Global Technology Fund's foreign investments. The Global Technology Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Global Technology Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Global Technology Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Global Technology Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Global Technology Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Global Technology Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Global Technology Fund by selling that currency in exchange for dollars, the Global Technology Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Global Technology Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Global Technology Fund's exposure to a foreign currency, and that currency's value declines, the Global Technology Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Global Technology Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Global Technology Fund.


USE OF FOREIGN CURRENCY TRANSACTIONS BY OTHER EQUITY FUNDS. The Equity Funds (in addition to the Global Technology Fund) also have the legal right to use foreign currency transactions. However, it is not likely that these Funds would participate in these transactions to the extent they would have a meaningful impact on performance.

FUTURES CONTRACTS. The Equity Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund's portfolio securities, or in securities a Fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a Fund's portfolio. If the market declines as anticipated, the value of stocks in a Fund's portfolio would decrease, but the value of the Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund's initial investment in that contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Equity Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Equity Funds, the Equity Funds may be entitled to a return of the margin owed only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Equity Funds.

PUT AND CALL OPTIONS. The Equity Funds may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

      PURCHASING PUT AND CALL OPTIONS. The Equity Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.


The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


Each Equity Fund will not invest more than 10% of the value of its net assets in purchased options.

      WRITING PUT AND CALL OPTIONS. The Equity Funds may write (i.e., sell) put and call options. When an Equity Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.


If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Equity Funds will write only covered put and call options.

      OTC OPTIONS. The Equity Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Equity Funds greater flexibility to tailor options to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


RISKS OF OPTIONS AND FUTURES CONTRACTS


      LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Equity Funds' current or anticipated investments exactly. The Equity Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the Equity Funds' options or futures positions will not track the performance of the Funds' other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Equity Funds' investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Equity Funds' options or futures positions are poorly correlated with their other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Equity Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Equity Funds to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Equity Funds' access to other assets held to cover their options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds' investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Equity Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds' investments exactly over time.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Equity Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds' assets could impede portfolio management or the Equity Funds' ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Equity Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Equity Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Equity Funds can commit assets to initial margin deposits and option premiums.

The above limitation on the Equity Funds' investments in futures contracts and options, and the Equity Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money amount may be excluded in computing such 5%.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Equity Funds may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, the Advisor believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Funds may invest up to 15% of their net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate their positions in these securities.

If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Global Technology Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Global Technology Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Global Technology Fund will decrease.

The Global Technology Fund may borrow money only if, immediately after the borrowing, the value of its net assets are at least 300% of the amount of the borrowing. If, the Global Technology Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Global Technology Fund's securities at a time when it is disadvantageous to do so. The amount the Global Technology Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.


SHORT SALES. Short sales are transactions in which the Global Technology Fund sells a security it does not own, in anticipation of a decline in the market value of that security. The Global Technology Fund must borrow the security to deliver to the buyer upon the short sale. The Global Technology Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Global Technology Fund will recognize a loss if the market price of the security increases between the date of the short sale and the date on which the security is replaced, or a gain if the security declines in value between those dates. The Global Technology Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

A short sale provides a possible hedge against the market risk of the value of other investments and protects the Global Technology Fund in a declining market. However, the Global Technology Fund could suffer both a loss on the purchase or retention of one security if its price declines, and a loss on a short sale of another security if the price increases. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Global Technology Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales. Among the factors which the Advisor may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management and a belief that a disparity exists between the price of the security and its underlying assets or other values.

The Global Technology Fund will not engage in a short sale transaction if it would cause the aggregate market value of all securities sold short to exceed 15% of the value of the Global Technology Fund's net assets. The value of the securities of any one issuer that may be shorted by the Global Technology Fund is limited to the lesser of 5% of the value of the Global Technology Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Global Technology Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Global Technology Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. The Global Technology Fund may also sell short "against the box," i.e., the Global Technology Fund owns securities identical to those sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box.


WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Equity Funds invest in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. Each Equity Fund may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Equity Funds by attachment to a security.


PREFERRED STOCK. The Equity Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

CONVERTIBLE SECURITIES. The Equity Funds may invest in convertible securities which may be convertible bonds or convertible preferred stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Funds, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.


NON-INVESTMENT GRADE SECURITIES. The Small Cap Value Fund may invest up to 10% of its total assets collectively in non-investment grade securities including high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer's solvency and liquidity in the secondary trading market. See below for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer's defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund's net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund's assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Small Cap Value Fund. This may adversely affect the ability of Wasatch Funds or Wasatch Funds' Board of Directors to accurately value the Fund's non-investment grade securities and the Fund's assets and may also adversely affect the Fund's ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity. The Fund may be more dependent upon the Advisor's own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment criteria.

DESCRIPTION OF CORPORATE BOND RATINGS. Each Equity Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Service ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as "investment grade debt securities." The Small Cap Value Fund may also invest in corporate bonds that are rated lower (Moody's Ba or lower or S&P BB or lower) than those in which the other Equity Funds may invest. These lower rated bonds are also known as "non-investment grade debt securities" or "junk bonds." The following list describes the various ratings of corporate bonds:



      Description of corporate bond ratings of Moody's:

      Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


      Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well

      B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


      Description of corporate bond ratings of S&P:

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


      Bonds with ratings BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB-Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB+ rating.

      B-Bonds rated B have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB+ rating.

      CCC-Bonds rated CCC have currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, the issuer is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B+ rating.

      CC-The CC rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C-The C rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC+ debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      D-Bonds rated D means payment is in default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      C1-The C1 rating is reserved for income bonds on which no interest is being paid.

      NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.



CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due.

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund's portfolio securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.


U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPIU").


The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPIU. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPIU for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPIU reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPIU number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPIU for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPIU inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPIU number will be based on the index number that the Treasury has announced. If the CPIU is rebased to a different year, the Treasury will continue to use the CPIU series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPIU is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds' Advisor and the Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund, monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price during the loan would be borne by a Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and Wasatch-Hoisington U.S. Treasury Funds are set forth in the current Prospectus. The Global Technology Fund commenced operations on December 18, 2000.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund may not:

   1. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. Each of the Funds has no current intention to invest in securities of this nature.

   2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

   3. Purchase any security on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of transactions.

   4. Make short sales of securities.

   5. Make loans to other persons, except that they may lend portfolio securities representing up to one-third of the value of their total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

   6. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

   7. Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of each Fund's total assets. The Funds will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowing exceeds 5% of total assets.)

  8. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

   9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

In addition, the Wasatch-Hoisington U.S. Treasury Fund may not:

    a. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

    b. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The Global Technology Fund may not:

   1. Purchase or sell real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

   3. Purchase securities from brokers on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

   4. Make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

   5. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 6 below. This limitation shall not prohibit the Fund from making deposits of assets to margin or guarantee positions in futures, options or forward contracts or similar transactions.

   6. Borrow money, from others, or banks if the amount will cause the Fund's net assets (including amounts borrowed) to be less than 300% of the borrowings. If the Fund's net assets become less than 300% of the borrowings, the Fund must reduce its borrowings to the extent required to restore such 300% coverage, within three business days.

   7. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

   8. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

The following restrictions are non-fundamental restrictions and may be changed by the Company's Board of Directors without shareholder vote.

The Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Global Technology Fund and Wasatch-Hoisington U. S. Treasury Fund will not:

   1. Make investments for the purpose of exercising control or management.


   2. Invest more than 10% of their total assets in other investment companies.


   3. Invest more than 15% of their net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

   4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

   5. Invest more than 5% of their total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out, except the Small Cap Value and Global Technology Funds may invest up to 10% of their net assets in "Special Situations."

   6. Invest more than 10% of their net assets in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five directors who are elected and serve until their successors are elected and qualified.

Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Chairman of the Board of Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Advisor. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.

The directors and executive officers of the Funds and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 150 Social Hall Avenue, Salt Lake City, Utah 84111. Wasatch Advisors, Inc. retains proprietary rights to the Company name.

      *Samuel S. Stewart, Jr., Ph.D., CFA - President and Chairman of the Board

          President and Chairman of the Board of the Company; Chairman of the Board and Director of Research for the Advisor since 1975; Professor of Finance at the University of Utah since 1975. Age 58.

      *Roy S. Jespersen, MBA - Vice President and Director

          Vice President and Director of the Company; Vice President, Director of Client Services and Marketing for the Advisor since 1983. Age 57.

      *Venice F. Edwards, CFA - Secretary/Treasurer

          Secretary/Treasurer of the Company; Compliance Officer for the Advisor since 1995; Portfolio Manager for the Advisor since 1983. Age 50.

      *Jeff S. Cardon, CFA -Executive Vice President and Director

          Vice President and Director of the Company; President since 1999 and Director of the Advisor since 1985; Security Analyst for the Advisor since 1980. Age 43.

      James U. Jensen - Director
      NPS Pharmaceuticals, Inc.
      420 Chipeta Way
      Salt Lake City, Utah  84108

          Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceuticals, Inc.; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991. Age 56.

      William R. Swinyard - Director
      Management Office
      680 Tanner Building
      Brigham Young University
      Provo, Utah  84602

          Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983. Age 60.

      * Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

The Funds' standard method of compensating Directors is to pay each disinterested Director a retainer of $8,000 per year for services rendered and a fee of $500 for each meeting attended. The Funds also may reimburse its disinterested Directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and Officers during the fiscal year ended September 30, 2000 (exclusive of out-of-pocket expenses reimbursed).

                               COMPENSATION TABLE


                           Aggregate     Total Compensation From
         Name of Person,   Compensation  Company Paid to Directors
         Position          From
                           Company

         Samuel S.             $0                   $0
         Stewart, Jr.
         President and
         Chairman of the
         Board

         Roy S.                $0                   $0
         Jespersen, Vice
         President and
         Director

         Venice Edwards        $0                   $0
         Secretary/Treasurer

         Jeff S. Cardon,       $0                   $0
         Vice President
         and Director

         James U. Jensen    $10,500              $10,500
         Director

         William R.         $10,500              $10,500
         Swinyard
         Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2001, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.

                    SERIES A - WASATCH SMALL CAP GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 22%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 8%.

                    SERIES B - WASATCH CORE GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 43%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 19%; Salomon Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013-2375, 6%.


                  SERIES C - WASATCH-HOISINGTON U.S. TREASURY FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 36%.

                      SERIES D - WASATCH ULTRA GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 19%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 20%.

                        SERIES E - WASATCH MICRO CAP FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 10%.

                    SERIES F - WASATCH GLOBAL TECHNOLOGY FUND
Clifford Barr, 600 S.W. 14th Street, Boca Raton, FL 33486-5602, 13%; Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 12%; Karey Barker, 3110 East Whitewater Drive, Salt Lake City, UT 84121, 10%; Taylor Family Trust, 4062 Evelyn Drive, Salt Lake City, UT 84124-2250, 7%; Roger A. Swierbut IRA, 3256 Wyndwicke Drive, St. Joesph, MI 49085-9607, 6%.


                     SERIES G - WASATCH SMALL CAP VALUE FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 23%; BHC Securities, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, 7%.

As of January 2, 2001 the directors and officers as a group owned less than 1% of the outstanding shares of each Fund except the Wasatch Small Cap Growth Fund and Wasatch Global Technology Fund, of which the directors and officers owned 1.27% and 4.69% respectively.

*Shareholders of record, not beneficial owners.

CODE OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its Access Persons. Access Persons are required to pre-clear by memo approved by the Advisor's Investment Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Funds' interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

INVESTMENT ADVISORY AND OTHER SERVICES

As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds of approximately $2.1 billion as of December 31, 2000.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, President and Director; Roy S. Jespersen, Vice President and Director; Venice F. Edwards, Secretary; Karey Barker, Director; and Robert Gardiner, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Advisor who owns more than 25% of the Advisor's outstanding equity and is deemed to control the Advisor.

Under an Advisory and Service Contract, the Small Cap Growth and Core Growth Funds pay the Advisor a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.00%, the Small Cap Value and Global Technology Funds pay the Advisor at the annual rate of 1.50%, the Micro Cap Fund pays the Advisor at the annual rate of 2.00%, and the Ultra Growth Fund pays the Advisor at an annual rate of 1.25%. The Wasatch-Hoisington U.S. Treasury Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. These fees are higher than those paid by some investment companies. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to directors who are not interested persons (as defined in the 1940
Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds' assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisor has voluntarily agreed to limit until September 30, 2001 Small Cap Growth Fund and Core Growth Fund expenses to 1.50%, Micro Cap Fund expenses to 2.50%, Ultra Growth Fund expenses to 1.75%, Small Cap Value and Global Technology Funds expenses to 1.95%, and Wasatch-Hoisington U.S. Treasury Fund expenses to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation. The Advisor may rescind these limitations on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.

For the fiscal years ended September 30, 2000, 1999 and 1998, the Advisor accrued the following management fees and waived a portion of its management fees in the following*:

                                       2000        1999       1998


       Micro Cap Fund
          Gross Management Fees      $3,726,198  $2,804,083  $2,777,499
          Waived Management Fees              0           0      10,302

       Small Cap Growth Fund
          Gross Management Fees      $1,884,121  $1,401,362  $1,691,806
          Waived Management Fees              0           0           0

       Core Growth Fund
          Gross Management Fees      $2,163,030  $1,649,180  $1,652,942
          Waived Management Fees              0           0           0

       Small Cap Value Fund
          Gross Management Fees        $398,392    $238,650    $168,330
          Waived Management Fees         37,035      36,671      63,716

       Ultra Growth Fund
          Gross Management Fees        $551,021    $579,749    $716,723
          Waived Management              31,782      13,038      85,203
       Fees

       Wasatch-Hoisington U.S.
       Treasury Fund
          Gross Management Fees       $294,028   $435,364    $108,334
          Waived Management Fees       130,331    170,043      43,480

*The Global Technology Fund commenced operations on December 18, 2000.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds' fulfillment agent, Sunstone Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

GENERAL INFORMATION

ADMINISTRATOR AND TRANSFER AGENT. Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. ("Sunstone"), 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301, calculates daily net asset values of each Fund, oversees the Funds' Custodian, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' Custodian), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. As Administrator, Sunstone, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, Sunstone receives a fee on the value of each Fund computed daily and payable monthly, at the annual rate of twenty one-hundredths of one percent (0.20%) for the Wasatch Small Cap Growth Fund, Wasatch Core Growth Fund, and Wasatch Small Cap Value Fund, nineteen one-hundredths of one percent (0.19%) for the Ultra Growth Fund (until March 1, 2001) and eighteen one-hundredths of one percent (0.18%) for the Wasatch-Hoisington U.S. Treasury Fund (until March 1, 2001) on the first $50 million of the average daily net assets, and decreasing as assets reach certain levels, subject to the following minimum fees: Micro Cap Fund ($50,000); Small Cap Growth Fund ($50,000); Core Growth Fund ($50,000); Small Cap Value Fund ($50,000), Ultra Growth Fund ($50,000); Global Technology Fund ($55,000) and Wasatch-Hoisington U.S. Treasury Fund ($50,000).

Sunstone also acts as the Funds' Transfer Agent. As Transfer Agent, Sunstone keeps records of the shareholder accounts and transactions. Each Fund pays Sunstone a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

CUSTODIAN. UMB Bank, n.a. serves as the Funds' Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Funds pay a monthly fee at the annual rate of 0.75 basis points on combined net assets up to $500,000,000, plus 0.50 basis points on the combined net assets in excess of $500,000,000.

The Company, on behalf of each of the Funds, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Funds.

LEGAL COUNSEL TO WASATCH FUNDS. Michael J. Radmer, Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT PUBLIC ACCOUNTANTS. Arthur Andersen LLP, 100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4107 are the Company's independent public accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28 (e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.

Research products and services provided to the Advisor by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data, analysis and pricing.

Consistent with both the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine, and subject to seeking best execution, the Advisor may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Company) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Advisor's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Advisor.

During the years ended September 30, 2000, 1999 and 1998, the Company paid the following brokerage commissions on agency transactions*:

                                       2000        1999       1998

       Micro Cap Fund                 $121,599    $99,355    $173,701
       Small Cap Growth Fund          $131,608   $105,010    $191,834
       Core Growth Fund               $294,755   $386,944    $383,599
       Small Cap Value Fund            $74,047    $54,708     $97,166
       Ultra Growth Fund               $60,213    $37,868     $91,381
       Wasatch-Hoisington U.S.              $0         $0          $0
       Treasury Fund

*The Global Technology Fund commenced operations on December 18, 2000.

There are no commission or stated markups on principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net. The changes in the brokerage commissions in the three years noted are the result of changes in the turnover rates of the Funds and their sizes.

During the fiscal year ended September 30, 2000, the Funds directed brokerage transactions to brokers for research services provided. The amount of such transactions and related commissions are as follows*:

                                     2000
                                     Research       Research
                                     Commission     Commissions
                                  Transactions

       Micro Cap Fund                $42,711,677    $99,121

       Small Cap Growth Fund         $54,049,417    $79,755
       Core Growth Fund              $74,942,348    $154,876
       Small Cap Value Fund          $15,329,688    $53,635
       Ultra Growth Fund             $41,339,743    $47,617
       Wasatch-Hoisington U.S.
       Treasury Fund                          $0         $0

*The Global Technology Fund commenced operations on December 18, 2000.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Seven such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Technology Fund
Series G Common - Small Cap Value Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 2000 was as follows*:


                  Micro Cap     Small Cap      Core Growth    Small Cap   Ultra Growth     Wasatch-
                    Fund       Growth Fund        Fund        Value Fund     Fund        Hoisington
                                                                                            U.S.
                                                                                          Treasury
                                                                                           Fund

Net Assets        $244,444,480  $237,811,882  $290,705,337  $46,470,433  $56,281,823  $58,198,086
divided by
Shares              37,443,974     6,816,598    10,352,471   13,243,741    2,071,293    4,848,236
Outstanding
  equals
Net Asset Value          $6.53        $34.89        $28.08        $3.51       $27.17       $12.00
Per Share
(Offering &
Redemption
Price)

*The Global Technology Fund commenced operations on December 18, 2000.

SHAREHOLDER MEETINGS. Reincorporating the Funds in Minnesota means that the Funds are no longer required to hold annual meetings of shareholders as they were under Utah law. Minnesota bylaws provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. We communicate important information about the Funds through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Micro-Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds will deduct a fee of 2.00% from redemption proceeds on shares purchased after March 15, 2001 and held less than two months. The Global Technology Fund will deduct a fee of 2.00% from redemption proceeds on shares purchased after December 18, 2000 and held less than two months. This redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of dividends nor does it apply to 401(k) plans.

Investors may exchange their shares of a Fund for the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone, in its capacity as Transfer Agent for the Funds, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept order on the Funds' behalf. The Funds will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Funds' NAV next computed after they are accepted by an authorized broker or the broker authorized designee.

The Funds translate prices for their investments quoted in foreign currencies into U.S. Dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar will affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, theses investments will be valued at their fair value by the Funds' Board of Directors or its delegates.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of:

                 (1)  $250,000 or

                 (2) 1% of the net asset value of each Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding of a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds' shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by a Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

A Fund is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish a Fund with his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in a Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

If the Global Technology Fund or any of the other Equity Funds is liable for foreign taxes, although it may meet the requirements of the Code for passing through to its shareholders foreign taxes paid, there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in a Fund.

CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

           ERV    1/n
           T=[(------)-1]
               P

           Where:     T=  average annual total return.

                    ERV= ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                      P=  hypothetical initial payment of $1,000.

                      n= period covered by the computation, expressed in terms of years.

      The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

               ERV
           T=[(------)-1]
               P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

      A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

      This calculation can be expressed as follows:

             a-b
      Yield=2[(----+1)6 -1]
             cd

           Where:   a=  dividends and interest earned during the period.

                    b=  expenses accrued for the period (net of reimbursements).

                    c= the average daily number of Units outstanding during the period that were entitled to receive dividends.

                    d=  net asset value per share on the last day of the period.


(AS OF 9/30/00) AVERAGE ANNUAL TOTAL RETURNS*
                ----------------------------

------------------------------------------------------------------------------
                          1 Year             5 Years         10 Years (or
                                                           since inception)
------------------------------------------------------------------------------
Micro Cap Fund            63.88%             28.09%             33.99%
                                                              (Inception:
                                                               6/19/95)
------------------------------------------------------------------------------
Small Cap Growth          49.63%             18.20%             22.21%
Fund
------------------------------------------------------------------------------
Core Growth Fund          39.50%             17.77%             19.51%
------------------------------------------------------------------------------
Small Cap Value           49.94%               N/A              24.02%
Fund                                                          (Inception:
                                                               12/17/91)
------------------------------------------------------------------------------
Ultra Growth Fund         46.66%             13.66%             16.82%
                                                              (Inception:
                                                               8/16/92)
------------------------------------------------------------------------------
U.S. Treasury Fund         9.84%              7.60%              8.01%
------------------------------------------------------------------------------

*The Global Technology Fund commenced operations on December 18, 2000.